UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2004

Warren Resources, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-33275	11-3024080

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 Fifth Avenue
New York, NY 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 697-9660

Item 8.01. Other Events.

      On August 25, 2004, Warren Resources, Inc. (the “Company”) issued the press release that is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release issued August 25, 2004.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2004

WARREN RESOURCES, INC.

By:	/s/ TIMOTHY A. LARKIN

Timothy A. Larkin
Executive Vice President and
Chief Financial Officer